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                                                                   Exhibit 17(a)
                               POWER OF ATTORNEY
                              -------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Gerald J. Holland, and William J. Baltrus and each of them, with full power to act without the other, as true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Post-Effective Amendment to the Registration Statement of the Stratton Growth Fund, Inc. (the "Fund") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as James W. Stratton might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the ____ day of March, 1995.


                        ---------------------------------------------
                               James W. Stratton
                               Chairman of the Board of Directors


                                ACKNOWLEDGEMENT
                                ---------------

State of  ________________ )
                          ) ss:
County of ________________ )

The foregoing instrument was acknowledged before me on this ____ day of March, 1995 by James W. Stratton, Chairman of the Board of Directors of the Stratton Growth Fund, Inc.


______________________________________________
          NOTARY PUBLIC


                       In and for the County of        __________________

                       State of          __________________

                       My Commission Expires:        __________________

                       (NOTARIAL SEAL)